SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  July 30, 1997


          Block Mortgage Finance, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1997 providing for the issuance of the Block Mortgage Finance Asset Backed Certificates, Series 1997-2).


                   BLOCK MORTGAGE FINANCE, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-14041          48-1758633
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       One Main Street, Suite 500
       Kansas City, Missouri                         64111
     -----------------------------                 ----------






filed with the Commission on December 31, 1996 and January 21, 1997, respectively (such registration statement, as so amended, the "Registration Statement"); (ii) a prospectus forming a part of the Registration Statement (the "Prospectus"); (iii) a Pooling and Servicing Agreement dated as of July 1, 1997 (the "Pooling and Servicing Agreement") among Block Mortgage Finance, Inc., as Depositor (the "Company"), Block Financial Corporation, as Master Servicer, Companion Mortgage Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"); and (iv) a final prospectus supplement dated July 29, 1997 (the "Prospectus Supplement") relating to the offer and sale of the Block Mortgage Finance Asset Backed Certificates, Series 1997-2 Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (collectively, together with the Class R Certificates, the "Certificates"). Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Pooling and Servicing Agreement or the Acord identified in the following paragraph.

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law (1991). As a consequence, it is subject to a number of qualification, exceptions, definitions, limitations on coverage and other limitation, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The opinions expressed herein are given only with respect to the present status of the substantive laws of the state of Missouri (not including the choice-of-law rules under Missouri law). We express no opinion as to any matter arising under the laws of any other jurisdiction.

     In rendering the opinions set forth below, we have examined and relied on the following: (1) the Registration Statement, the Prospectus and the Prospectus Supplement; (2) the Pooling and Servicing Agreement; and (3) such other documents, materials, and authorities as we have deemed necessary in order to enable us to render our opinions set forth below.

     Based on and subject to the foregoing and other qualifications set forth below, we are of the opinion that:

     1. The Pooling and Servicing Agreement is the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

     2. When (a) the Mortgage Loans and other consideration for the Certificates constituting the Trust Fund have been deposited with the Trustee, (b) the Certificates have been duly executed, authenticated, delivered and sold as provided in the Pooling and Servicing Agreement and the Prospectus Supplement and (c) the consideration for the sale of the Certificates has been fully paid to the Company, the Certificates will be legally and validly issued, fully paid and nonassessable, and the duly registered holders of the Certificates will be entitled to the benefits of the Pooling and Servicing Agreement.

     The General Qualifications apply to the opinions set forth in paragraphs 1 and 2 above, and in addition, such opinions are subject to the qualification that certain remedial, waiver and other similar provisions of the Pooling and Servicing Agreement or the Certificates may be rendered unenforceable or limited by applicable laws, regulations or judicial decisions, but such laws, regulations and judicial decisions will not render the Pooling and Servicing Agreement or the Certificates invalid as a whole and will not make the remedies available thereunder inadequate for the practical realization of the principal benefits intended to be provided thereby, except for the economic consequences of any judicial, administrative or other delay or procedure which may be imposed by applicable law.

     We hereby consent to the filing of this letter as an Exhibit to the Registration Statement and to the references to this firm under the heading "Legal Matters" in the Prospectus forming a part of the Registration Statement. This consent is not to be construed as an admission that we are a person whose consent is required to be filed with the Registration Statement under the provisions of the Act.

                              Very truly yours,

                              MORRISON & HECKER L.L.P.

                              /S/ Morrison & Hecker L.L.P.




                                                                  EXHIBIT 8.1




                                        July 30, 1997


Block Mortgage Finance, Inc.
4435 Main Street, Suite 500
Kansas City, Missouri 64111

          Re:  Block Mortgage Finance
               Asset Backed Certificates, Series 1997-2
               ----------------------------------------

Ladies and Gentlemen:

     We have acted as special tax counsel for Block Mortgage Finance (the "Depositor"), in connection with the issuance of the Block Mortgage Finance Asset Backed Certificates of the above-referenced Series (the "Certificates"), consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, and Class R Certificates. The Class A-1, Class A-2, Class A-3 and Class A-4, Class A-5, Class A-6 are referred to herein as the "Offered Certificates".

     The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1997 (the "Pooling and Servicing Agreement") among the Depositor, Companion Mortgage Corporation, as seller, Block Financial Corporation, as master servicer, and Bankers Trust Company of California, N.A., as trustee. The assets of the Trust Fund will consist primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement, except as otherwise set forth herein.

     In  arriving at  the opinions  expressed  below, we  have examined  such








States.    This opinion  will  not  be  updated  for  subsequent  changes  or modifications to the law and regulations or to the judicial and administrative interpretations thereof, unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. The opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.


                                   Very truly yours,









                                        July 30, 1997


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Block Mortgage Finance
          Asset-Backed Certificates, 1997-1
          ---------------------------------

Ladies and Gentlemen:

     On behalf of Block Mortgage Finance Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Patrick Respeliers

                                        Patrick Respeliers

Enclosure